Earnings / (loss) per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share

12.       Earnings / (loss) per Share

All shares issued (including the restricted shares issued under the equity incentive plan) are DCI's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. Unvested shares granted under the Company's incentive plan of 79,998 as at December 31, 2012 and 146,662 as at December 31, 2011, received dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. Dividends declared and paid during 2012 and 2011 amounted to $28,545 and $4,154, respectively. The Company did not declare any dividends in the period from January 7, 2010 (inception date) to December 31, 2010. For 2012 and 2011, the effect of the incremental shares assumed issued, determined in accordance with the antidilution sequencing provisions of ASC 260, was antidilutive.

For the period ended December 31, 2010, and on the basis that the Company incurred losses from continuing operations, the effect of incremental shares would be anti-dilutive; therefore basic and diluted losses per share are the same amount.

	2012		2011		2010
	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS	Basic LPS	Diluted LPS
Net income / (loss)	$5,969	$5,969	$3,630	$3,630	$(2,001)	$(2,001)
Less distributed earnings allocated to restricted shares	(104)	(104)	(34)	-	-	-
Net income / (loss) available to common stockholders	5,865	5,865	3,596	3,630	(2,001)	(2,001)

Weighted average number of common shares, basic	26,934,533	26,934,533	15,536,028	15,536,028	4,449,431	4,449,431
Effect of dilutive restricted shares	-	-	-	7,888	-	-
Weighted average number of common shares, diluted	26,934,533	26,934,533	15,536,028	15,543,916	4,449,431	4,449,431

Earnings / (loss) per common share	$0.22	$0.22	$0.23	$0.23	$(0.45)	$(0.45)